American Century Mutual Funds, Inc. Prospectus Supplement Capital Value Fund

Supplement dated August 1, 2014 ■ Prospectus dated March 1, 2014

Effective August 1, 2014, the advisor waived 0.10 percentage points of the fund’s management fee. The advisor expects this waiver to continue for one year from its effective date and cannot terminate it without the approval of the Board of Directors.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-83021   1408

American Century Mutual Funds, Inc. Prospectus Supplement New Opportunities Fund

Supplement dated August 1, 2014 ■ Prospectus dated March 1, 2014

Effective August 1, 2014, the advisor waived 0.10 percentage points of the fund’s management fee. The advisor expects this waiver to continue for one year from its effective date and cannot terminate it without the approval of the Board of Directors.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-83025   1408